Advances for Vessel Acquisitions	12 Months Ended
Dec. 31, 2013
Advances for Vessel Acquisitions Disclosure [Abstract]
Advances for Vessel Acquisitions [Text Block]

6. Advances for Vessels Acquisitions:
On September 21, 2010, the Company through its three wholly-owned subsidiaries, Adele Shipping Co., Bastian Shipping Co. and Cadence Shipping Co., contracted with a shipyard for the construction and purchase of three newbuild vessels (Hulls H1068A, H1069A and H1070A), each of approximately 9,403 TEU capacity at a contract price per newbuild vessel of $95,080. These three newbuild vessels are scheduled to be delivered between January 2014 and April 2014 (Note 21(c)) and the Company entered into ten-year charter party agreements from their delivery from the shipyard at a daily rate of $43 each.
On January 28, 2011, the Company, through its two wholly-owned subsidiaries Jodie Shipping Co. and Kayley Shipping Co., contracted with a shipyard for the construction and purchase of two newbuild vessels (Hulls S4010 and S4011), each of approximately 8,827 TEU capacity. The Company entered into ten-year charter party agreements from their delivery from the shipyard. Both the contract price and the daily charter rate are similar to those agreed with respect to the three 9,403 TEU vessels discussed in the preceding paragraph. The newbuild vessels MSC Athens (Hull S4010) and MSC Athos (Hull S4011) were delivered to the Company on March 14, 2013 and April 8, 2013, respectively, and the amount of $196,675, in aggregate, which includes the contract price, capitalized interest and financing costs and other capitalized costs, was transferred to Vessels, net. Upon their delivery, MSC Athens and MSC Athos commenced their ten-year charter party employment.
On April 20, 2011, the Company, through its five wholly-owned subsidiaries Quentin Shipping Co., Raymond Shipping Co., Sander Shipping Co., Terance Shipping Co. and Undine Shipping Co., contracted with a shipyard for the construction and purchase of five newbuild vessels (Hulls S4020, S4021, S4022, S4023 and S4024), each of approximately 8,827 TEU capacity. The Company entered into long-term time charter agreements for the employment of each of the above newbuild vessels immediately upon delivery from the shipyard. Both the contract price and the daily charter rate are similar to those agreed on September 21, 2010, for the three approximately 9,403 TEU vessels discussed above. The newbuild vessels Valor (Hull S4020), Value (Hull S4021), Valiant (Hull S4022), Valence (Hull S4023) and Vantage (Hull S4024) were delivered to the Company on June 3, 2013, June 25, 2013, August 5, 2013, September 2, 2013 and November 8, 2013, respectively, and the amount of $492,437, in aggregate, which includes the contract price, capitalized interest and financing costs and other capitalized costs, was transferred to Vessels, net. Upon their delivery, Valor, Value, Valiant, Valence and Vantage commenced their long-term charter party employment.
The total aggregate price for all ten newbuild vessels is $953,740, payable in installments until their deliveries, of which $896,825 was paid up to December 31, 2013 ($324,329 paid up to December 31, 2012 and $143,131 paid during the year ended December 31, 2011).
The amount of $339,552 and $240,871 is included in Advances for vessel acquisitions in the accompanying 2012 and 2013 consolidated balance sheets, respectively and represents amounts paid to the shipyards and other costs, as analyzed below:

	2012	2013
Pre-delivery installments	324,329	896,825
Capitalized interest and finance costs	8,053	15,898
Other capitalized costs	7,170	17,260
Transferred to Vessels, net	-	(689,112)
Total	339,552	240,871

The shipbuilding contracts in respect of the vessels under construction as at December 31, 2013, have been assigned to the lending banks as security under the loans discussed in Note 11.